UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 5, 2004	Commission File No. 1-12785
(Date of Earliest Event Reported: May 5, 2004)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	31-1486870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza

Columbus, Ohio 43215

(614) 249-7111

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

On May 5, 2004, NFS issued a press release reporting its financial results for the three months ended March 31, 2004. This information set forth under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On the same date, NFS issued a press release announcing its new management team and segment structure.

Exhibit 99.1	Press release dated May 5, 2004 reporting financial results for the three months ended March 31, 2004.

Exhibit 99.2	Press release dated May 5, 2004 announcing new management team and segment structure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: May 5, 2004	/s/ M. Eileen Kennedy
M. Eileen Kennedy
Senior Vice President – Chief Financial Officer